OMNIQUIP INTERNATIONAL, INC.

                                  Common Stock

                           ($0.01 Par Value Per Share)

                            INDEMNIFICATION AGREEMENT


     THIS INDEMNIFICATION AGREEMENT made this 20th day of March, 1997, by and among Omniquip International, Inc., a Delaware corporation (the "Company"), and Harbour Group Investments III, L.P., a Delaware limited partnership, and Uniquip-HGI Associates, L.P., a Delaware limited partnership (collectively, the "Selling Stockholders").

     WHEREAS, the Company has filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), a Registration Statement (as finally declared effective, the "Registration Statement") on Form S-1 (File No. 333-13181) pursuant to which the Company and the Selling Stockholders propose to sell to the public an aggregate of 8,000,000 shares of the Company's Common Stock through several underwriters led by Morgan Stanley & Co. Incorporated, CS First Boston Corporation, Schroder Wertheim & Co. Incorporated and Robert W. Baird & Co. Incorporated and certain of their respective affiliates (collectively the "Underwriters"), in connection with an offering pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by the Company, the Selling Stockholders and the Underwriters. In addition, the Selling Stockholders propose to grant the Underwriters an option to purchase up to an additional 1,200,000 shares of the Company's Common Stock solely to cover over-allotments.


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     WHEREAS,  the  Underwriting  Agreement  contains  certain  provisions  with respect to the obligations and liabilities between the Company and the Selling Stockholders on the one hand and the Underwriters on the other.

     WHEREAS, the Underwriters require the Selling Stockholders to agree to indemnify the Company and the Underwriters for certain liabilities.

     WHEREAS, that certain Letter Agreement dated September 30, 1996 (the "Registration Rights Agreement") between the Company and the Selling Stockholders requires the Company and the Selling Stockholders to indemnify each other for certain liabilities.

     WHEREAS, the Company and the Selling Stockholders desire to set forth the obligations and liabilities between and among each other arising out of their respective obligations and liabilities under the Underwriting Agreement and the Registration Rights Agreement.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. The Company agrees to indemnify and hold harmless the Selling Stockholders and each person, if any, who controls each Selling Stockholder within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages or liabilities, joint or several, to which any such person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the forms of prospectus first filed with the Commission pursuant to

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

and in accordance with Rule 424(b) under the Act or (if no such filing is required) the prospectus contained in the Registration Statement, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and the Company will reimburse each Selling Stockholder and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Selling Stockholder or any controlling person thereof specifically for use therein; and provided further that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this Section 1 shall not inure to the benefit of any entity or firm or any controlling person thereof from whom the person asserting such losses, claims, damages or liabilities purchased the shares of Common Stock concerned, to the extent that any such loss, claim, damage or liability of such entity, firm or controlling person results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such shares of Common Stock to such person, a copy of the Prospectus, if required by the Act.

     2. Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act against any losses, claims, damages or liabilities,

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

joint or several, to which any such person may become subject, under the Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the forms of prospectus first filed with the Commission pursuant to and in accordance with Rule 424(b) under the Act or (if no such filing is required) the prospectus contained in the Registration Statement, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder specifically for use therein; and the Selling Stockholder will reimburse any legal and other expenses reasonably incurred by the Company, any such director, officer or controlling person thereof in connection with investigating or defending any such loss, claim, damage or liability or action as such expenses are incurred; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this Section 2 shall not inure to the benefit of any entity or firm or any controlling person thereof from whom the person asserting such losses, claims, damages or liabilities purchased the shares of Common Stock concerned, to the extent that any such loss, claim, damage or liability of such entity, firm or controlling person results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such shares of Common Stock to such person, a copy of the Prospectus, if required by the Act.

     3. Promptly after receipt by an indemnified party under this Agreement of notice of the commencement of any action, such indemnified party will, if a claim in respect

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

thereof is to be made against any indemnifying party under this Agreement, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from liability which it may have to any indemnified party pursuant to Sections 1 or 2 of this Agreement, except to the extent that it was unaware of such action and has been materially prejudiced by such failure, or from any liability which it may have to any indemnified party otherwise than pursuant to Sections 1 and 2 of this Agreement. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all such indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same set of allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

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

     4. If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under Sections 1 or 2 above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 1 or 2 above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the offering of the Common Stock or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the indemnifying party on the one hand and the indemnified party on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the indemnifying party and the indemnified party. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omissions or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by any party as a result of the losses, claims, damages, or liabilities referred to in the first sentence of this Section shall be deemed to include any legal or other expenses reasonably incurred by such party in connection with investigating or defending any action or claim which is the subject of this Section. No person guilty of fraudulent misrepresentation (within the meaning of

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Section 11(f) of the Act) shall be entitled to contribution  from any person who was not guilty of such fraudulent misrepresentation.

     5. The obligations of the Company and the Selling Stockholders under this Agreement shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have.

     6. It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth herein, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD or, if any such arbitration procedure is unavailable, pursuant to the rules of the American Arbitration Association. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in Section 3 hereof and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of such Section 3 hereof.

     7. In the event the Company and the Selling Stockholders shall be liable to reimburse the Underwriters for out-of-pocket expenses incurred by the Underwriters as a consequence of the refusal, failure or inability by the Company or any Selling Stockholder to perform any undertaking or obligation required to be performed by the Underwriting Agreement, the Company and each of the Selling Stockholders agree that the person who

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fails to perform its respective obligations shall be liable to the party who has not defaulted in its obligations under the Underwriting Agreement for all amounts required to be paid by the Company and the Selling Stockholders pursuant to the Underwriting Agreement.

     8. Any notice, claim or demand hereunder shall be made in writing and shall be sufficient if given as provided in the Underwriting Agreement.

     9. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     10. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such jurisdiction's conflicts of laws principles.

     11. This Agreement may be executed by one or more parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all of which shall be deemed to be one and the same instrument.

     12. Except as otherwise specifically defined herein, all capitalized terms used in this Agreement shall have the meanings assigned such terms in the Underwriting Agreement.

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

     IN WITNESS WHEREOF, the parties below have caused the foregoing to be executed on their behalf this 20th day of March, 1997.


                                      OMNIQUIP INTERNATIONAL, INC.


                                      By:   /s/ Philip G. Franklin
                                         -------------------------------------
                                         Name:  Philip G. Franklin
                                         Title: Vice President - Finance and
                                                Chief Financial Officer


                                       HARBOUR GROUP INVESTMENTS III, L.P.
                                       By:  HARBOUR GROUP III MANAGEMENT
                                            CO., L.P., General Partner

                                            By:  HGM III CO., General Partner


                                            By:  /s/ William A. Schmalz
                                               --------------------------------
                                               Name:  William A. Schmalz
                                               Title: Vice Chairman & Secretary


                                       UNIQUIP-HGI ASSOCIATES, L.P.
                                       By:  HARBOUR GROUP INDUSTRIES, INC.
                                            General Partner

                                            By:  /s/ William A. Schmalz
                                               --------------------------------
                                               Name:  William A. Schmalz
                                               Title: Asst. Secretary




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